EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Brown & Brown, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, J. Hyatt Brown., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 13, 2002                                           By:  /s/  J. HYATT BROWN

                                                                                    J. Hyatt Brown

                                                                                    President and Chief Executive Officer